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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 14, 2002

Styleclick, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-31043 (Commission File Number)	13-4106745 (IRS Employer Identification No.)

111 E. Wacker Drive, Chicago, Illinois (Address of principal executive offices)	60101 (Zip Code)

Registrant's telephone number, including area code: (312) 856-1081

Item 7.    Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Description
99.1	Certification of Periodic Report by Lisa Brown, dated August 14, 2002
99.2	Certification of Periodic Report by Michael Adler, dated August 14, 2002

Item 9.    Regulation FD Disclosure

        On August 14, 2002, the Registrant delivered to the SEC as correspondence accompanying its Periodic Report on Form 10-Q for the quarter ended June 30, 2002 the certifications of such Form 10-Q required by Section 906 of the Sarbanes-Oxley Act of 2002. The full text of the Certification of Periodic Report by Lisa Brown, the Registrant's Chief Executive Officer, which is set forth in Exhibit 99.1 hereto, and the full text of the Certification of Period Report by Michael Adler, the Registrant's Chief Financial Officer and Chief Operating Officer, which is set forth in Exhibit 99.2 hereto, are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	STYLECLICK, INC.
	By:	/s/ MICHAEL ADLER Michael Adler Chief Financial Officer and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certification of Periodic Report by Lisa Brown, dated August 14, 2002
99.2	Certification of Periodic Report by Michael Adler, dated August 14, 2002

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure